UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 18, 2002
                                                        (October 15, 2002)

                              SITESTAR CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)

                  000-27763                         88-0397234
                  ---------                         ----------
           (Commission File Number)     (IRS Employer Identification No.)

             15303 VENTURA BLVD., SUITE 1510, SHERMAN OAKS, CA 91403
             -------------------------------------------------------
                    (Address of principal executive offices)

                                 (818) 380-8180
                                 --------------
                           (Issuer's telephone number)

                                       N/A
                   (Former name, address and telephone number)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     (a) On October 15, 2002, Frederick T. Manlunas and Clinton J. Sallee entered into a Capital Stock Purchase Agreement (the "Agreement") with Frank Erhartic, Jr. and Julie Erhartic. Pursuant to the Agreement, which closed on October 15, 2002, Frederick T. Manlunas and Clinton J. Sallee sold 4,000,000 shares of Sitestar Corporation's (the "Company") common stock to Frank Erhartic, Jr. and Julie Erhartic in exchange for an aggregate purchase price of $100,000. The 4,000,000 shares acquired by Frank Erhartic, Jr. and Julie Erhartic equal approximately 4% of Sitestar Corporation's issued and outstanding shares.

     Messrs. Manlunas and Sallee have resigned as officers of the Company and Frank Erhartic, Jr. has been appointed President and Chief Financial Officer and Julie Erhartic has been appointed Secretary. Mr. and Mrs. Erhartic will replace Messrs. Manlunas and Sallee on the Board of Directors of the Company ten days after a Schedule 14f-1 is delivered to the Company's shareholders.

     (b) The following table sets forth, as of October 15, 2002, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

                                                  Amount and Nature
                   Name and Address               of Beneficial         Percent
Title of Class     of Beneficial Owner            Ownership (1)         of Class
--------------------------------------------------------------------------------
Common Stock       Clinton J. Sallee                 15,675,010          15.69%
                   15303 Ventura Blvd., Ste. 1510
                   Sherman Oaks, CA 91403

Common Stock       Frederick T. Manlunas             16,808,336          16.82%
                   15303 Ventura Blvd., Ste. 1510
                   Sherman Oaks, CA 91403

Common Stock       Frank & Julie Erhartic            16,437,985          16.45%
                   7109 Timberlake Road
                   Lynchburg, VA 24502

All officers and directors as a group (4 persons)    48,921,331          48.96%

------
(1)  Based on 99,892,229 shares outstanding as of October 15, 2002.



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


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

            10.l Capital Stock Purchase Agreement by which Frank & Julie Erhartic shall acquire 4,000,000 shares of common stock of Sitestar Corporation (a Nevada corporation), dated October 15, 2002.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SITESTAR CORPORATION,
                                            a Nevada corporation



                                           /S/ FRANK ERHARTIC
                                           ----------------------
                                           BY: Frank Erhartic, Jr.
                                           ITS: President

Date: October 24, 2002



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